Trade and other receivables	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Trade and other receivables

14.	Trade and other receivables
14.1.	Trade and other receivables

	12.31.2025	12.31.2024
Third parties
Receivables from contracts with customers	4,641	3,779
Other trade receivables
Receivables from divestments and Transfer of Rights Agreement	1,132	1,677
Lease receivables	226	298
Other receivables	1,192	592
Subtotal - Third parties	7,191	6,346
Related parties
Receivables from contracts with customers - Investees	77	117
Subtotal - Related parties	77	117
Total trade and other receivables, before ECL	7,268	6,463
Expected credit losses (ECL) - Third parties	(1,780)	(1,639)
Expected credit losses (ECL) - Related parties	(10)	(2)
Total trade and other receivables	5,478	4,822
Current	4,627	3,566
Non-current	851	1,256

Trade and other receivables are generally classified as measured at amortized cost, except for receivables with final prices linked to changes in commodity price after their transfer of control, which are classified as measured at fair value through profit or loss, amounting to US$ 402 as of December 31, 2025 (US$ 416 as of December 31, 2024).

The balance of receivables from divestment and Transfer of Rights Agreement is mainly related to the earnout of the Sépia and Atapu fields, totaling US$ 398 (US$ 508 as of December 31, 2024), from the sale of the Roncador field, totaling US$ 266 (US$ 353 as of December 31, 2024), and the Potiguar cluster, totaling US$ 157 (US$ 217 as of December 31, 2024).

In 2025, the average term for trade receivables from third parties in the domestic market is approximately 2 days for the sale of derivatives (same term in 2024). Crude oil sales in domestic market have an average receipt term between 20 to 85 days (ranging from 20 to 27 days in 2024). Fuel oil exports have a receipt term between 3 and 19 days (ranging from 11 to 15 days in 2024), while oil exports have a term between 10 and 14 days (ranging from 9 to 13 days in 2024).

14.2.	Aging of trade and other receivables – third parties

	12.31.2025		12.31.2024
	Trade and other receivables	Expected credit losses	Trade and other receivables	Expected credit losses
Current	5,265	(88)	4,513	(168)
Overdue:
1-90 days	66	(32)	213	(75)
91-180 days	46	(25)	63	(23)
181-365 days	129	(106)	30	(18)
More than 365 days	1,685	(1,529)	1,527	(1,355)
Total	7,191	(1,780)	6,346	(1,639)

14.3.	Provision for expected credit losses – third parties and related parties

Changes	12.31.2025	12.31.2024
Opening balance	1,641	1,615
Additions	158	328
Reversals	(77)	(62)
Write-offs	(58)	(12)
Translation adjustment	126	(228)
Closing balance	1,790	1,641
Current	406	305
Non-current	1,384	1,336

Accounting policy for trade and other receivables

Trade and other receivables are generally classified at amortized cost, except for certain receivables classified at fair value through profit or loss, whose cash flows are distinct from the receipt of principal and interest, including receivables with final prices linked to changes in commodity price after their transfer of control.

When the Company is the lessor in a finance lease, a receivable is recognized at the amount of the net investment in the lease, consisting of the lease payments receivable and any unguaranteed residual value accruing to the Company, discounted at the interest rate implicit in the lease.

The Company measures expected credit losses (ECL) for short-term trade receivables using a provision matrix which is based on historical observed default rates adjusted by current and forward-looking information when applicable and available without undue cost or effort.

ECL is the weighted average of historical credit losses with the respective default risks, which may occur according to the weightings. The credit loss on a financial asset is measured by the difference between all contractual cash flows due to the Company and all cash flows the Company expects to receive, discounted at the original effective interest rate.

The Company measures the allowance for ECL of other trade receivables based on their 12-month expected credit losses unless their credit risk increases significantly since their initial recognition, in which case the allowance is based on their lifetime ECL.

When determining whether there has been a significant increase in credit risk, the Company compares the risk of default on initial recognition and at the reporting date.

Regardless of the assessment of credit risk, a 30-day period of default triggers the definition of significant increase in credit risk on a financial asset, unless otherwise demonstrated by reasonable and supportable information, such as the existence of contractual or financial guarantees, which have the potential to influence credit risk, thus affecting the application of the risk matrix percentages.

The Company assumes that the credit risk on the trade receivable has not increased significantly since initial recognition if the receivable is considered to have low credit risk at the reporting date. Low credit risk is determined based on external credit ratings or internal methodologies.

In the absence of controversy or other issues that may result in the suspension of collection, the Company assumes that a default occurs whenever the counterparty does not comply with the legal obligation to pay its debts when due or, depending on the instrument, when it is at least 120 days past due.